FORM 8-K


                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                  the Securities and Exchange Act of 1934


                     Date of Report:  January 26, 1996


                    DNA PLANT TECHNOLOGY CORPORATION
          (Exact name of registrant as specified in its charter)


  Delaware                   0-12177                22-2395856
(State or other         (Commission File Number)   (IRS Employer)
jurisdiction of                                     Identification No.)
incorporation)


             6701 San Pablo Avenue, Oakland, CA          94608
          (Address of principal executive offices)     (zip code)


    Registrant's telephone number, including area code: (510) 547-2395



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       (Former name or former address, if changed since last report)

Item 5.       Other Events

    On January 26, 1996, Empresas La Moderna S.A. de C.V. ("ELM") and certain of its affiliates and DNA Plant Technology Corporation ("DNAP") signed a definitive merger agreement to combine ELM's fresh produce subsidiary, Bionova S.A. de C.V. ("Bionova"), with DNAP. Under the terms of the agreement and plan of merger (the "Merger Agreement"), Bionova will transfer its controlling interest in its subsidiaries to a new holding company, Bionova U.S., Inc., a newly formed Delaware corporation to be renamed "DNAP Holding Corporation" ("Holding"). In the merger (the "Merger"), DNAP will merge with a merger subsidiary of Holding (with DNAP as the surviving entity). As a result of the transactions contemplated by the Merger Agreement, ELM or an affiliate will receive a 70% interest in Holding, and DNAP common and preferred stockholders, in the aggregate, will receive 30% of the common stock of Holding (which is expected to trade on the Nasdaq NMS), assuming no exercise of dissenters' rights.

    Under the Merger Agreement, at the effective time of the Merger DNAP's common stockholders will receive one share of Holding common stock for each share of DNAP common stock; holders of DNAP $2.25 Convertible Exchangeable Preferred Stock will receive 6.8375 shares of Holding common stock for each of their preferred shares; and holders of DNAP Series A Convertible Preferred Stock will receive 1,000 shares of Holding common stock for each of their preferred shares. Options and warrants of DNAP will become options and warrants to acquire Holding common stock on essentially the same terms.

    Under the Merger Agreement, ELM has agreed to guarantee certain loans to Holding with a maximum exposure of $20 million. ELM (directly or through its related companies, including Asgrow Seed Company, Petoseed and Royal Sluis), has agreed to enter into a Long-Term Funded Research Agreement with Holding upon the closing of the Merger, committing ELM or its subsidiaries to fund $30 million in future research and development at Holding over a ten-year period. The research commitment involves minimum quarterly payments to Holding of $625,000 and minimum payments of $9 million over each three-year period.

    Holding and DNAP have also entered into a three-year Loan Agreement whereby DNAP will borrow $10 million ($5 million funded upon the execution of the Merger Agreement and $5 million to be funded on July 1, 1996). As provided in the Merger Agreement, funding for such loan has been or will be provided to Holding by ELM or affiliates thereof. The Merger Agreement also provides that the $10 million in funding provided to Holding by ELM or affiliates thereof will be deemed a contribution to the capital of Holding as of the effective time of the Merger. As security for the loan, DNAP has assigned to Holding, while the loan is outstanding, certain patents and patent applications, including those relating to DNAP's Transwitch technology, but will retain certain rights to use the patents. Under a Non-Exclusive Patent License entered into with Holding, DNAP will receive, in exchange for a non-exclusive license of the Transwitch patents to Holding, certain license fees and product royalties.

    The closing of the Merger is subject to approval by holders of a majority of the outstanding common stock of DNAP as well as other conditions.

    After the Merger, Robert Serenbetz, the present chief executive officer of DNAP, and three independent directors from the present DNAP Board will be included on the Holding Board of Directors, which is also expected to include initially an additional seven (7) directors (including one independent director) appointed by ELM. Pursuant to a Governance Agreement, to be entered into at the effective time of the Merger, approval of a majority of a committee of independent directors will be required until Holding's 1999 annual stockholder's meeting for certain transactions, including, among other things, certain material transactions between Holding and ELM or its affiliates. In addition, the Governance Agreement contains certain limitations on the ability of ELM and its affiliates to buy or sell shares of Holding stock for three years after the closing of the Merger.

    Under the terms of the Merger Agreement, the DNAP Board and its advisors are available to receive inquiries from other parties interested in the possible acquisition of or merger with DNAP and, as appropriate, to provide information and enter into discussions and negotiations with such parties in connection with such indicated interest. Under the Merger Agreement, DNAP may ultimately enter into an agreement with such third party. If the Merger is not consummated, certain fees and expenses may become payable by Holding to DNAP or by DNAP to Holding on the terms provided in the Merger Agreement.

    The agreements attached as exhibits to this report on Form 8-K are incorporated by reference into this Item, and each statement made in this Item is modified by the full text of those agreements.

Item 7.       Financial Statements and Exhibits

         (c)  Exhibits. The following exhibits are attached to this report:

              2.1 Agreement and Plan of Merger among Empresas La Moderna, S.A. de C.V.; Bionova, S.A. de C.V.; Bionova, U.S., Inc.; Bionova Acquisition, Inc.; and DNA Plant Technology Corporation, dated January 26, 1996.

              2.2 Form of Governance Agreement between Empresas La Moderna S.A. de C.V. and Bionova U.S. Inc.

              10.1 Loan Agreement between Bionova U.S. Inc. and DNA Plant Technology Corporation dated January 26, 1996.

              10.2 Promissory Note issued to Bionova U.S. Inc. by DNA Plant Technology Corporation dated January 26, 1996.

              10.3 Assignment of Interest in Patents between DNA Plant Technology Corporation by Bionova U.S. Inc. dated January 26, 1996.

              10.4 Sole Patent License between Bionova U.S. Inc. and DNA Plant Technology Corporation dated January 26, 1996.

              10.5 Form of Long-Term Funded Research Agreement between Empresas La Moderna, S.A. de C.V. and DNA Plant Technology Corporation.

              10.6 Non-Exclusive Patent License between Bionova U.S. Inc. and DNA Plant Technology Corporation dated January 26, 1996.

              99.1      Press Release dated January 29, 1996.

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                             DNA PLANT TECHNOLOGY CORPORATION

Date:    January 31, 1996              By: /s/ Robert Serenbetz

                             Name: Robert Serenbetz
                             Title:Chairman and Chief Executive
                                  Officer

                     DNA PLANT TECHNOLOGY CORPORATION

                             Index to Exhibits


Exhibit No.


2.1 Agreement and Plan of Merger among Empresas La Moderna, S.A. de C.V.; Bionova, S.A. de C.V.; Bionova, U.S., Inc.; Bionova Acquisition, Inc.; and DNA Plant Technology Corporation, dated January 26, 1996.

2.2 Form of Governance Agreement between Empresas La Moderna S.A. de C.V. and Bionova U.S. Inc.

10.1 Loan Agreement between Bionova U.S. Inc. and DNA Plant Technology Corporation dated January 26, 1996.

10.2 Promissory Note issued to Bionova U.S. Inc. by DNA Plant Technology Corporation dated January 26, 1996.

10.3 Assignment of Interest in Patents between DNA Plant Technology Corporation and Bionova U.S. Inc. dated January 26, 1996.

10.4 Sole Patent License between Bionova U.S. Inc. and DNA Plant Technology Corporation dated January 26, 1996.

10.5 Form of Long-Term Funded Research Agreement between Empresas La Moderna, S.A. de C.V. and DNA Plant Technology Corporation.

10.6 Non-Exclusive Patent License between Bionova U.S. Inc. and DNA Plant Technology Corporation dated January 26, 1996.

99.1          Press Release dated January 29, 1996.